UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 21, 2018 (August 21, 2018)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 ELECTION OF DIRECTORS

(d)

Effective on August 21, 2018, the Boards of Directors of Hertz Global Holdings, Inc. (“Hertz Holdings”) and its wholly-owned subsidiary The Hertz Corporation (“Hertz” and together with Hertz Holdings, the “Companies”) elected Kevin M. Sheehan to serve as a director of each of the Companies. Mr. Sheehan has also been appointed to serve on the Financing Committee and the Technology Committee of the Boards of Directors of the Companies.

In his capacity as a director of the Companies, Mr. Sheehan will be entitled to compensation in accordance with Hertz Holdings’ policy regarding the compensation of directors and its 2016 Omnibus Incentive Plan. Hertz Holdings’ policy regarding the compensation of directors provides for an annual retainer for non-employee directors of $210,000, with $85,000 paid in cash and $125,000 paid in restricted stock units, which amounts will be pro-rated in the case of directors serving for a portion of the year. Mr. Sheehan will receive an additional annual cash fee of $25,000 for his service as a member of the Financing Committee and Technology Committee of the Companies, which amount will be pro-rated for service for a portion of the year.

The Companies reimburse their directors for reasonable and necessary expenses incurred while performing the duties as directors, and directors of the Companies are entitled to free worldwide Hertz car rentals. Mr. Sheehan is also expected to enter into an Indemnification Agreement with Hertz Holdings in the form filed with the Securities and Exchange Commission as exhibit 10.16 to its 2016 Annual Report on Form 10-K filed on March 6, 2017, which is incorporated by reference herein in its entirety.

Other than the standard compensation arrangements described above, there are no arrangements or understandings between Mr. Sheehan and any other person pursuant to which he was elected as a director. Mr. Sheehan has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1 - Press Release of Hertz Global Holdings, Inc. and The Hertz Corporation dated August 21, 2018

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ Richard J. Frecker
Name:	Richard J. Frecker
Title:	Executive Vice President, General Counsel and Secretary
Date:  August 21, 2018